SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2015

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08135	43-1050617
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification Number)
Incorporation)

3050 Spruce Street, St. Louis, MO	63103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 771-5765

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Sigma-Aldrich Corporation (the “Company”) issued a press release on October 20, 2015 announcing that it agreed to sell its solvents and inorganics business in the European Economic Area to Honeywell. The sale will also include global rights to the Company’s Fluka brand. This sale is intended to fulfill the commitments the Company made to the European Union in order to win antitrust approval for the sale of the Company to Merck KGaA of Darmstadt, Germany.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit 99.1 Press Release, dated October 20, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2015

SIGMA-ALDRICH CORPORATION

By:	/s/ George L. Miller
Name:	George L. Miller
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated October 20, 2015.